Exhibit 10.1

Execution Version

INCREMENTAL JOINDER TO THE CREDIT AGREEMENT

This INCREMENTAL JOINDER TO THE CREDIT AGREEMENT, dated as of April 7, 2026 (this “Joinder”), is entered into by and among NABORS INDUSTRIES, INC., a Delaware corporation (“Borrower”), NABORS INDUSTRIES LTD., a Bermuda exempted company (“Holdings”), BOKF, NA dba Bank of Texas (the “Incremental Letters of Credit Facility Participant”), the Issuing Banks party hereto and CITIBANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms defined in the Credit Agreement (as defined below) have the same meanings when used in this Joinder.

W I T N E S S E T H:

WHEREAS, Borrower, Holdings and the Administrative Agent, inter alios, entered into that certain Amended and Restated Credit Agreement dated as of June 17, 2024 (as amended by that certain Amendment No. 1 to Credit Agreement dated as of September 4, 2025 and as further amended, restated, amended and restated, modified or supplemented prior to the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by this Joinder, the “Credit Agreement”) by and among the Borrower, Holdings, the other Guarantors from time to time party thereto, the Lenders party thereto, the Issuing Banks party thereto and the Administrative Agent;

WHEREAS, Borrower desires to amend the Existing Credit Agreement to establish an Incremental Commitment in an amount equal to $25,000,000 pursuant to Section 2.23 thereof, which shall increase the US Dollar amount specified in clause (x) of the definition of “Letters of Credit Maximum Amount” to $150,000,000; and

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

SECTION 1.         Increase in Commitments. Subject to and upon the terms and conditions set forth herein and in the Existing Credit Agreement, the Incremental Letters of Credit Facility Participant hereby (a) agrees to establish an increase in the Letters of Credit Maximum Amount in an aggregate amount equal to $25,000,000 and (b) agrees to the terms of, and to perform all obligations under, the Credit Agreement as a Letters of Credit Facility Participant, and by its signature below becomes a Letters of Credit Facility Participant under the Credit Agreement with the same force and effect as if originally named therein as a Letters of Credit Facility Participant. The Incremental Letters of Credit Facility Participant shall have all of the rights and obligations of a “Letters of Credit Facility Participant” and a “Lender” holding an “Incremental Commitment” and a “Letters of Credit Maximum Amount” under the Credit Agreement and the definition of “Letters of Credit Facility Participant” shall be deemed to include such Incremental Letters of Credit Facility Participant. After giving effect to the foregoing increase on the Joinder Effective Date (as defined below), the US Dollar amount specified in clause (x) of the definition of “Letters of Credit Maximum Amount” shall increase from $125,000,000 to $150,000,000.

SECTION 2.         Amendments to the Existing Credit Agreement. The Existing Credit Agreement is hereby amended as of the Joinder Effective Date as follows:

(a)            The recitals to the Existing Credit Agreement are hereby amended by adding the following provision as the last paragraph to the recitals:

“WHEREAS, pursuant to Section 2.23, the Borrower has requested that the Administrative Agent enter into the Incremental Joinder to Credit Agreement, dated as of April 7, 2026 (such date, the “Joinder Effective Date”), by and among the Borrower, Holdings, the other Guarantors party thereto, the Incremental Letters of Credit Facility Participant (as defined therein), the Issuing Banks party thereto and the Administrative Agent to establish an increase in the US Dollar amount specified in clause (x) of the definition of “Letters of Credit Maximum Amount” from $125,000,000 to $150,000,000;”;

(b)            Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following new definition in the appropriate alphabetical order:

““Joinder Effective Date” shall have the meaning assigned to such term in the preamble hereto.”;

(c)            The definition of “Letters of Credit Maximum Amount” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Letters of Credit Maximum Amount” shall mean, at any time, the sum of (x) (A) prior to the Joinder Effective Date, US$125,000,000 and (B) as of the Joinder Effective Date, US$150,000,000 (which amount, for the avoidance of doubt, includes US$25,000,000 incurred as an Incremental Facility under the terms of Section 2.23) plus (y) the amount of any other letter of credit facility pursuant to Section 6.06(p)(i) incurred as an incremental facility hereunder plus (z) any additional Letters of Credit Maximum Amount incurred as an Incremental Facility hereunder pursuant to Section 2.23 (which such amount, for the avoidance of doubt, shall be in addition to, and not limited by, any amounts incurred pursuant to Section 6.06(p)(i)); provided, however, that no Letter of Credit Facility Participant shall have outstanding at any time L/C Exposure in an amount in excess of the amount shown as the “Letters of Credit Maximum Amount” of such Letter of Credit Facility Participant as set forth in Schedule V. For the avoidance of doubt, Letters of Credit Maximum Amount is not a part of, and is in addition to, the Revolving Commitments.”; and

(d)            Schedule V to the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Annex A to this Agreement.

SECTION 3.         Effectiveness. This Joinder shall become effective as of the date (the “Joinder Effective Date”) on which the following conditions have been satisfied or waived:

(a)            The Administrative Agent (or its counsel) shall have received (i) a duly executed and completed counterpart hereof that bears the signature of the Borrower, (ii) a duly executed and completed counterpart hereof that bears the signature of Holdings, (iii) a duly executed and completed counterpart hereof that bears the signature of the Administrative Agent, (iv) a duly executed and completed counterpart hereof that bears the signature of the Incremental Letters of Credit Facility Participant and (v) a duly executed and completed counterpart hereof that bears the signature of each Issuing Bank;

(b)            The Administrative Agent shall have received reimbursement of reasonable and documented out of pocket expenses (to the extent invoiced no later than one Business Day prior to the Joinder Effective Date) in connection with this Joinder;

(c)            Each of the representations and warranties made by any Loan Party set forth in Article III of the Credit Agreement and in the other Loan Documents to which it is a party shall be true and correct in all material respects (or, to the extent such representations and warranties are qualified by materiality, in all respects) on and as of the Joinder Effective Date with the same effect as though made on and as of the Joinder Effective Date (except to the extent such representation and warranty speaks to an earlier date, in which case such representation and warranty shall be true and correct in all material respects (or, to the extent such representations and warranties are qualified by materiality, in all respects) on and as of such earlier date);

(d)            Each Loan Party shall be in compliance in all material respects with all the terms and provisions set forth herein, in the Credit Agreement and in each other Loan Document to which it is a party on its part to be observed or performed, and, at the time of and immediately after giving effect to this Joinder, no Default or Event of Default shall have occurred and be continuing;

(e)            On a pro forma basis, the Borrower shall be in compliance with all of the covenants set forth in Section 5.02 of the Credit Agreement as of the end of the latest fiscal quarter after giving effect to this Joinder;

(f)             The Administrative Agent shall have received a certificate of the secretary or assistant secretary of the Borrower and Holdings dated the Joinder Effective Date, certifying (i) that attached thereto is a true and complete copy of each Organizational Document of such Loan Party certified (to the extent applicable) by the Secretary of State (or applicable Governmental Authority) of the jurisdiction of its incorporation, (ii) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower or Holdings, as applicable, authorizing the execution, delivery and performance of the Joinder and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (iii) as to the incumbency and specimen signature of each officer executing the Joinder or any other document delivered in connection herewith on behalf of the Borrower or Holdings, as applicable, (together with a certificate of another officer as to the incumbency and specimen signature of the secretary or assistant secretary executing the certificate in this clause (f));

(g)            The Administrative Agent shall have received a certificate as to the good standing (or equivalent) of each Loan Party (in so-called “long-form” if available) as of a recent date, from such Secretary of State (or other applicable Governmental Authority); and

(h)            The Administrative Agent shall have received a certificate, dated the Joinder Effective Date and signed by the chief executive officer and the treasurer or other senior financial officer of Borrower and Holdings, certifying compliance with the conditions precedent set forth in Section 4.02(b), (c), (d), (e), (f) and (g) and Section 5.02 of the Existing Credit Agreement.

SECTION 4.         Representations and Warranties. Borrower represents and warrants to the Administrative Agent that as of the Joinder Effective Date:

(a)            Each of the representations and warranties made by any Loan Party set forth in Article III of the Credit Agreement and in the other Loan Documents to which it is a party are true and correct in all material respects (or, to the extent such representations and warranties are qualified by materiality or “Material Adverse Effect”, in all respects) on and as of the Joinder Effective Date with the same effect as though made on and as of the Joinder Effective Date (except to the extent such representation and warranty speaks to an earlier date, in which case such representation and warranty shall be true and correct in all material respects (or, to the extent such representations and warranties are qualified by materiality or “Material Adverse Effect”, in all respects) on and as of such earlier date); and

(b)            No Default or Event of Default shall have occurred and be continuing both before and after giving effect to this Joinder.

SECTION 5.         Effect of Joinder.

5.1.           Except as expressly set forth herein, this Joinder shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders and the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or of any other Loan Document, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

5.2.           Borrower, on behalf of itself and each Loan Party, hereby (a) acknowledges and consents to this Joinder; (b) ratifies and confirms all of its respective obligations and liabilities under the Loan Documents to which it is a party and ratifies and confirms that such obligations and liabilities remain in full force and effect and extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the obligations of Borrower under the Credit Agreement, as amended by this Joinder; and (c) acknowledges and confirms that the liens and security interests granted by it pursuant to the Security Documents to which it is a party are and continue to be valid and perfected (if and to the extent required to be perfected under the Security Documents to which it is a party) liens and security interests in the Collateral (subject only to Liens permitted under the Loan Documents) that secure all of the obligations of such Guarantor under the Loan Documents to which it is a party to the same extent that such liens and security interests in the Collateral were valid and perfected (if and to the extent required to be perfected under the Security Documents to which it is a party) immediately prior to giving effect to the execution and delivery of this Joinder.

5.3.           On and after the Joinder Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby.

5.4.           This Joinder shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6.         General.

6.1.            GOVERNING LAW. THIS JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS JOINDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

6.2.           Incorporation by Reference. The parties hereto acknowledge and agree that Sections 10.07, 10.10, 10.11 and 10.13 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

6.3.           Counterparts. This Joinder may be executed by one or more of the parties to this Joinder on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Joinder by email or facsimile transmission (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof.

6.4.           Electronic Execution. The words “execution”, “signed”, “signature” and words of like import in this Joinder shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

6.5.           Entire Agreement. This Joinder embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.

6.6.           Severability. Any provision of this Joinder held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

6.7.           Headings. The headings of this Joinder are used for convenience of reference only, are not part of this Joinder and shall not affect the construction of, or be taken into consideration in interpreting, this Joinder.

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IN WITNESS WHEREOF, the parties hereto have caused this Joinder to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

NABORS INDUSTRIES, INC.,
as Borrower

By:	/s/ Bob (Popin) Su
Name:	Bob (Popin) Su
Title:	Vice President & Treasurer

[Signature Page to Incremental Joinder]

NABORS INDUSTRIES LTD.,
as Holdings

By:	/s/ Mark D. Andrews
Name:	Mark D. Andrews
Title:	Corporate Secretary

[Signature Page to Incremental Joinder]

:	CITIBANK, N.A. as Administrative Agent and Issuing Bank

	By:	/s/ Maureen Maroney
		Name:	Maureen Maroney
		Title:	Vice President

[Signature Page to Incremental Joinder]

:	WELLS FARGO BANK, N.A.. as Issuing Bank

	By:	/s/ Michael Janak
		Name:	Michael Janak
		Title:	Managing Director

[Signature Page to Incremental Joinder]

BOKF, NA dba BANK OF TEXAS, as the Incremental Letters of Credit Facility Participant

/s/ Fernando Sanchez
Name: Fernando Sanchez
Title: SVP

[Signature Page to Incremental Joinder]

Annex A

[See attached]

Schedule V

Letters of Credit Maximum Amount

Letters of Credit Facility Participants

Letters of Credit Facility Participant	Letters of Credit Maximum Amount
Citibank, N.A.	$32,894,736.83
Wells Fargo Bank, National Association	$32,894,736.84
Goldman Sachs Bank USA	$19,736,842.11
HSBC Bank USA, National Association	$19,736,842.11
Morgan Stanley Senior Funding, Inc.	$19,736,842.11
BOKF, NA dba Bank of Texas	$25,000,000.00

TOTAL	$150,000,000.00

Issuing Banks

Issuing Bank	Amount
Citibank, N.A.	$100,000,000.00
Wells Fargo Bank, National Association	$50,000,000.00

TOTAL	$150,000,000.00